UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 14, 2008

W.W. Grainger, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	1-5684	36-1150280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois  60045
(Address of Principal Executive Offices and Zip Code)

(847) 535-1000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On October 14, 2008 the registrant issued a press release announcing financial results for the quarter ended
September 30, 2008.  A copy is provided as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits (numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Document Description
99.1	Press release announcing financial results for the quarter ended September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2008

W.W. GRAINGER, INC.

By:	/s/ R. L. Jadin
R. L. Jadin Senior Vice President and Chief Financial Officer